                               PROMISSORY NOTE

$8,333,333.33                                                  July 14, 1997

     FOR VALUE RECEIVED, the undersigned, COMMUNITY FIRST BANKSHARES, INC., a Delaware corporation with offices in Fargo, North Dakota, promises to pay on July 13, 1998 to the order of Harris Trust And Savings Bank (the "Bank") at the Norwest Center Office of the Bank's agent, Norwest Bank Minnesota, National Association, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of EIGHT MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($8,333,333.33), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank's liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at annual rates determined in accordance with the provisions of the Credit Agreement defined below. Interest on this Note shall be calculated on the basis of actual number of days elapsed (i) in a 365-day year in the case of the Base Rate Borrowings and Federal Funds Borrowings (as defined in the Credit Agreement), and (ii) in a 360-day year in the case of Eurodollar Borrowings (as defined in the Credit Agreement).

     This Note constitutes a Current Note issued pursuant to the provisions of that certain Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned, the Bank, Bank of America National Trust And Savings Association, and Norwest Bank Minnesota, National Association (as lender and as agent). Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which accrued interest on this Note is payable. Reference is also hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, may be prepaid voluntarily, may be reborrowed and may be accelerated.

     This Note replaces, but shall not be deemed payment or satisfaction of, that certain Promissory Note of even date made by the undersigned in the face amount of $8,333,333.33 payable to the Bank and which bore a maturity date of July 31, 1998.

     Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor. This Note shall be governed by the substantive laws of the State of Minnesota.

                                    COMMUNITY FIRST BANKSHARES, INC.

                                    By:  /s/ Mark A. Anderson
                                         ------------------------------------
                                         Mark A. Anderson,
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary

                                    By:  /s/ Donald R. Mengedoth
                                         ------------------------------------
                                         Donald R. Mengedoth,
                                         President and Chief Executive Officer

                               PROMISSORY NOTE

$8,333,333.33                                                  July 14, 1997

     FOR VALUE RECEIVED, the undersigned, COMMUNITY FIRST BANKSHARES, INC., a Delaware corporation with offices in Fargo, North Dakota, promises to pay on July 13, 1998 to the order of Bank Of America National Trust And Savings Association (the "Bank") at the Norwest Center Office of the Bank's agent, Norwest Bank Minnesota, National Association, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of EIGHT MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($8,333,333.33), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank's liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at annual rates determined in accordance with the provisions of the Credit Agreement defined below. Interest on this Note shall be calculated on the basis of actual number of days elapsed (i) in a 365-day year in the case of the Base Rate Borrowings and Federal Funds Borrowings (as defined in the Credit Agreement), and (ii) in a 360-day year in the case of Eurodollar Borrowings (as defined in the Credit Agreement).

     This Note constitutes a Current Note issued pursuant to the provisions of that certain Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned, the Bank, Harris Trust And Savings Bank, and Norwest Bank Minnesota, National Association (as lender and as agent). Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which accrued interest on this Note is payable. Reference is also hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, may be prepaid voluntarily, may be reborrowed and may be accelerated.

     This Note replaces, but shall not be deemed payment or satisfaction of, that certain Promissory Note of even date made by the undersigned in the face amount of $8,333,333.33 payable to the Bank and which bore a maturity date of July 31, 1998.

     Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor. This Note shall be governed by the substantive laws of the State of Minnesota.

                                    COMMUNITY FIRST BANKSHARES, INC.

                                    By:  /s/ Mark A. Anderson
                                         ------------------------------------
                                         Mark A. Anderson,
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary

                                    By:  /s/ Donald R. Mengedoth
                                         ------------------------------------
                                         Donald R. Mengedoth,
                                         President and Chief Executive Officer

                               PROMISSORY NOTE

$8,333,333.33                                                  July 14, 1997

     FOR VALUE RECEIVED, the undersigned, COMMUNITY FIRST BANKSHARES, INC., a Delaware corporation with offices in Fargo, North Dakota, promises to pay on July 13, 1998 to the order of Norwest Bank Minnesota, National Association (the "Bank") at the Bank's Norwest Center Office, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of EIGHT MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($8,333,333.33), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank's liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at annual rates determined in accordance with the provisions of the Credit Agreement defined below. Interest on this Note shall be calculated on the basis of actual number of days elapsed (i) in a 365-day year in the case of the Base Rate Borrowings and Federal Funds Borrowings (as defined in the Credit Agreement), and (ii) in a 360-day year in the case of Eurodollar Borrowings (as defined in the Credit Agreement).

     This Note constitutes a Current Note issued pursuant to the provisions of that certain Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned, the Bank (as lender and agent), Bank Of America National Trust And Savings Association, and Harris Trust And Savings Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which accrued interest on this Note is payable. Reference is also hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, may be prepaid voluntarily, may be reborrowed and may be accelerated.

     This Note replaces, but shall not be deemed payment or satisfaction of, that certain Promissory Note of even date made by the undersigned in the face amount of $8,333,333.33 payable to the Bank and which bore a maturity date of July 31, 1998.

     Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor. This Note shall be governed by the substantive laws of the State of Minnesota.

                                    COMMUNITY FIRST BANKSHARES, INC.

                                    By:  /s/ Mark A. Anderson
                                         ------------------------------------
                                         Mark A. Anderson,
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary

                                    By:  /s/ Donald R. Mengedoth
                                         ------------------------------------
                                         Donald R. Mengedoth,
                                         President and Chief Executive Officer